                                  Exhibit 99


                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                               December 31, 2000

                                                                       Total
                                                                   Consolidated
                                                                    (Unaudited)
                                                                   ------------
Assets:
------
Cash and cash equivalents                                          $ 20,102,058
Cash in escrow and restricted cash                                   74,783,243
Mortgages receivable, net                                           241,553,674
Retained interests                                                   28,465,049
Due from related parties                                             17,128,152
Other receivables, net                                               57,846,879
Prepaid expenses and other assets                                     9,830,431
Investment in joint ventures                                         20,614,862
Real estate and development costs                                   318,719,243
Property and equipment, net                                         110,475,002
Intangible assets, net                                               72,972,583
                                                                   ------------
                                                                   $972,491,176
                                                                   ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             $ 86,496,381
Notes payable subject to compromise                                 685,855,024
Accounts payable not subject to compromise                           17,832,110
Accrued liabilities                                                  74,359,097
Notes payable not subject to compromise                              46,044,877
Deferred income taxes                                                 6,117,717
                                                                   ------------
                                                                    916,705,206

Stockholders' equity                                                 55,785,970
                                                                   ------------
Total liabilities and equity                                       $972,491,176
                                                                   ============

        The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                     For the Month Ended December 31, 2000


                                                                       Total
                                                                   Consolidated
                                                                    (Unaudited)
                                                                   ------------
Revenues:
---------
Vacation interests sales                                           $  3,253,366
Interest income                                                       2,552,458
Other income (loss)                                                  (1,630,128)
                                                                   ------------
     Total revenues                                                   4,175,696
                                                                   ------------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        391,265
Advertising, sales and marketing                                      5,466,444
Provision for doubtful accounts                                       2,976,731
Loan portfolio expenses                                                 694,078
General and administrative                                           13,512,674
Depreciation and amortization                                         3,774,533
Resort property asset writedowns                                     10,799,468
                                                                   ------------
Total costs and operating expenses                                   37,615,193
                                                                   ------------
Income (loss) from operations                                       (33,439,497)
Interest expense                                                      1,896,648
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                            18,691
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                      365,381
     Interest (Income)                                                 (138,302)
     Professional Services                                            1,558,884
                                                                   ------------

Income (loss) before provision for taxes                            (37,140,799)

Provision for income taxes                                           (2,055,450)
                                                                   ------------
Net income (loss)                                                  $(35,085,349)
                                                                   ============

              The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)
                        UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                                 )         Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,           )           00-5-6967-JS, 00-5-8313-JS
                                       )                  (Chapter 11)
Debtors                                )          (Jointly Administered under
                                                     Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month   Dec. 1 through  Dec. 31, 2000
                                          -----------------------------

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNT STATUS: Cash           Accrual      X
                        --------           ---------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
   Ann Cohen, Vice President
   -----------------------------------------------------------------------------
   1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
   -----------------------------------------------------------------------------

3. EMPLOYEE INFORMATION:
   Number of employees paid this period:    589
                                            ---
   Current number of employees              589
                                            ---
   Gross monthly payroll:
        Officers, directors and principals  $  251,585
                                            ----------
        Other employees                     $1,777,275
                                            ----------
   All post-petition payroll obligations
   including payroll taxes are current. Exceptions:  None
                                                   --------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
   OPERATIONS since the last reporting period?  Yes     No  X .  If yes,
                                                   ----   ----
   explain:

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


5. Are all BUSINESS LICENSES or BONDS current?
      Yes  X   No       Not Applicable
          ---     ---                  ----

6. PRE-PETITION ACCOUNTS RECEIVABLE:
   Calculation still in process, will supply at a later date. See Note below

      Collected this Period           $
                                       -----------------
      Ending Balance                  $
                                       ----------------

7. POST-PETITION ACCOUNTS RECEIVABLE:
   Calculation still in process, will supply at a later date.  See Note below
   0-30 Days: $        31-60 Days: $        Over 60 Days: $
               -------              -------                -------

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____    No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.  POST-PETITION ACCOUNTS PAYABLE:
    0-30 Days:  $2,614,423  31-60 Days: $588,077  Over 60 Days: $818,270
                ----------              --------                --------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 --------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.  TAXES: Are all taxes being paid to the proper taxing authorities when due?
    Yes  X     No    . See Note below
        ---       ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR. Compupay and ProBusiness continue to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS:  Have you changed banks or any other financial institution
    during this period: Yes  X      No
                           ----        -----

    If yes, explain:  See updated Attachment D
                     -----------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------


11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
    all current? Yes  X     No    .
                     ---       ---

                                                                      Form No. 5
                                                                        (page 3)
    If no, explain:
                   -------------------------------------------------------------

    ----------------------------------------------------------------------------

12. INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck                          Liability
                    -----------------------             ------------------------
     Fire                                    Workers Comp
          ---------------------------------               ----------------------
     Other                                   Expires:
           --------------------------------           --------------------------

13. ACTIONS OF DEBTOR.  During the last month, did the Debtor:
    (a) Fail to defend or oppose any action seeking to dispossess the debtor
    from control or custody of any asset of the estate? Yes     No X .
                                                           ---    ---
    If yes, explain:
                   -------------------------------------------------------------

    ----------------------------------------------------------------------------

    OR consent to relief from the automatic stay (Section 362)?  Yes    No X .
                                                                    ---   ---
    If yes, explain:
                   -------------------------------------------------------------

    ----------------------------------------------------------------------------
    (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern
    value of the assets of the debtor? Yes  X    No   .
                                           ---     ---
    If no, explain:
                   -------------------------------------------------------------

    ----------------------------------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                ---
    assets to another party during the period of this report other than as set
    forth herein (including sales by creditors)? Yes    No X .
                                                    ---   ---

    If yes, explain:
                   -------------------------------------------------------------

    ----------------------------------------------------------------------------
    If yes, a copy of court order authorizing the referenced action must be
                                                                    ----
    attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------
     See Attachment A.

Brief Description of Asset
--------------------------
     See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)

Projected Income
----------------
     See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached. Yes: X   See Attachment A.
                                                 ----
15. PAYMENTS TO SECURED CREDITORS during Reporting Period:


                      Frequency of       Amount         Next          Post-Petition
                      Payments per       of Each        Payment       Pmts. Note Made
Creditor              Contract           Payment        Due           No. Amt
-------------------------------------------------------------------------------------
Finova (endpaper)                        None
-------------------------------------------------------------------------------------
First Union                              None
-------------------------------------------------------------------------------------
Ableco Financing                         $503,438
-------------------------------------------------------------------------------------
98-A Securitization                      $1,480,231 principal and interest
-------------------------------------------------------------------------------------
99-A Securitization                      $1,893,010 principal and interest
-------------------------------------------------------------------------------------
99-B Securitization                      $1,404,247 principal and interest
-------------------------------------------------------------------------------------
GE Capital (Matrix leases)               None
-------------------------------------------------------------------------------------
Unicap (Matrix Funding)                  None
-------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional Name                                   Type of Service Rendered              Fees Paid
----------------------------------------------------------------------------------------------------
A & P Corporate Advisors                             Professional Fees                       264,451
Alston & Bird, LLP                                   Legal Fees                                6,805
Bass, Berry & Sims                                   Legal Fees                                2,039
Brown & Bunch                                        Legal Fees                                  627
Chanin Capital Partners                              Professional Fees                       281,948
Stephen N Cool                                       Legal Fees                                  345
Daniel, John T                                       Legal Fees                                  376
Deconcini McDonald Yetwin Lacy                       Legal Fees                                3,137
Fried, Frank, Harris, Shriver & Jacobson             Legal Fees                              502,399
Holland and Knight                                   Legal Fees                              189,339
Jackson, Lewis, Schnitzler & Krupman                 Legal Fees                                   72
Jefferies & Co Inc                                   Professional Fees                       269,930
Johnson, Murrell and Case                            Legal Fees                                  200
KPMG                                                 Professional Fees                       510,398
Page, Mracheck, Fitzgerald & Rose                    Legal Fees                                  662
Shapiro, Sher & Guinot                               Professional Fees                        56,435
Schreeder, Wheeler, & Flint                          Professional Fees                        33,515
Whiteford, Taylor & Preston                          Legal Fees                              189,467
Willkie, Farr & Gallagher                            Legal Fees                              564,075
                                                                                          ----------
                                                     Legal & Professional                 $2,876,218
                                                                                          ==========

                                                                      Form No. 5
                                                                        (page 5)

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
    Monthly Disbursements:     For the month of December:
    (calendar quarter)         Quarter 3 fees paid  $45,250.00
                                                    ----------




VERIFICATION

   I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief. The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:           April 19, 2001
               -----------------------

               DEBTOR IN POSSESSION

By:            /s/ Lawrence E. Young
               -----------------------

Name/Title:    Lawrence E. Young CFO
               -----------------------

Address:       1781 Park Center Drive, Orlando, Florida 32835
               ----------------------------------------------

Telephone:       (407) 532-1000
               -----------------------

REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 ATTACHMENT A
                                 ------------
                                      to
                           Monthly Operating Report
                    Sunterra Corp., et al., December, 2000
                    --------------------------------------

     The following motions to sell assets of the Debtors were pending during the month of December, 2000:

          Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31,
          2000);

          Motion for Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances (The Savoy, Miami Beach, FL) (filed October 5, 2000);

          Motion for Order Authorizing the Sale of Condominium Units 806, 811, 812, and 813 at Royal Kuhio Property Fee and Clear of Liens, Claims and Encumbrances (filed October 16, 2000) was granted on December 1, 2000; and

          Motion for Approval of Assumption and Assignment of Leases (Premier Vacations) (filed November 28, 2000).

     Also in December, 2000, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in December 2000.

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of            Company & Policy        Policy
Coverage           Number                  Period      Limits/Deductible                     Premium      Comments
--------           ----------------        ------      -----------------                     -------     --------
Primary General     American Safety        8/1/00-     $2,000,000 Aggregate;                 $450,000    McGriff Broker
Liability           Risk Retention         8/1/01      $2,000,000 Products/Completed         $22,500     Covers all Sunterra Corp's.
                                                       Operations Aggregate;                 Taxes/      locations except Lake
                                                       $1,000,000 Personal &                 Fees        Arrowhead, Hawaii resorts
                                                       Advertising Injury;                               and St. Maarten resorts
                                                       $1,000,000 Each Occurrence;
                                                       $50,000 Fire Legal;
                                                       $1,000,000 EBL;
                                                       $1,000,000 Liquor Liability;
                                                       $5,000 Deductible
General Liability   American Safety        8/1/00-     Covers $5,000 per occurrence          $175,000    McGriff Broker
Stop Loss           Risk Retention         8/1/01      deductible on the primary G/L
Aggregate Fund                                         policy for 12 months
Excess General      Great American         3/1/00-     $50M each occurrence/$50M             $57,500     McGriff Broker as above
Liability           Insurance Company      3/1/01      aggregate where applicable;
                    #TUU3577947                        Excess of scheduled underlying
                                                       policy
Excess General      Indemnity Insurance    3/1/00-     $50M each occurrence/$50M             $29,000     McGriff Broker as above
Liability           Company of North       3/1/01      aggregate where applicable/
                    America #G20115476                 excess of $50M each occurrence/
                                                       $50M aggregate
Foreign Liability   Fireman's Fund         3/1/00-     $1,000,000 Commercial GL;             $65,884     McGriff Broker
DIC                 Insurance Company      3/1/01      $1,000,000 Contingent Auto                        Covers claims brought
General Liability   #IDC68279405                       Liability;                                        against Sunterra Corp.
Cover                                                  $1,000,000 Employers                              and subsidiaries for
                                                       Liability                                         claims/accidents
                                                                                                         occurring outside the USA
                                                                                                         which are litigated/
                                                                                                         filed in the USA
Property Policy     Lloyds of London       3/1/00-     2.5 million annual aggregate          $1,842,776  McGriff Broker
                    168601L                3/1/01                                                        Covers all Sunterra Corp's.
                                                                                                         owned or managed resorts,
                                                                                                         except for Lake Arrowhead
                                                                                                         and the St. Maarten resorts
Property Policy     Lloyds of London       3/1/00-     $2.5 million excess of $2.5           $947,726    McGriff Broker
                    168602L                3/1/01      million annual aggregate                          Excess property covers 2nd
                                                       for all perils, separately                        layer; $5 million in
                                                       for Flood and Earthquake                          combined property,
                                                                                                         business interruption and
                                                                                                         continuing expenses
                                                                                                         coverage.  This policy will
                                                                                                         drop down and become
                                                                                                         primary if the above
                                                                                                         policy limits are
                                                                                                         exhausted.
Property Policy     Indemnity Ins. Co.     3/1/00-     $20 million excess of $2.5            $436,832    McGriff Broker
                    of North America       3/1/01      million per occurrence, which                     Excess property covers 3rd
                    GPAD34572707                       in turn excess of $2.5 million                    layer; $25 million in
                                                       annual aggregate for all perils,                  combined property,
                                                       separately for Flood and                          business interruption and
                                                       Earthquake                                        continuing expenses
                                                                                                         coverage
Property Policy     Lloyds of London/      3/1/00-     $50 million excess $22.5 million      $92,163     McGriff Broker
                    Royal Surplus Lines    3/1/01      except California Earthquake                      Excess property 4th layer;
                    - Each $25M part of                ($30 million excess $22.5                         $75 million in combined
                    $50M                               million per occurrence, which                     property, business
                    168603L                            in turn excess of $2.5 million                    interruption and
                                                       annual aggregate for all perils)                  continuing expenses
                                                                                                         coverage
-----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of            Company & Policy        Policy
Coverage           Number                  Period      Limits/Deductible                     Premium     Comments
--------           ----------------        ------      -----------------                     -------     --------
Property Policy     Indemnity Insurance    3/1/00-     $50 million excess of $72.5           $102,693    McGriff Broker
                    Co. of North America   3/1/01      million per occurrence, which                     Excess property 5th layer;
                    KHD314576                          in turn, excess of $2.5 million                   $125 million in combined
                                                       annual aggregate for all perils                   property, business
                                                                                                         interruption and
                                                                                                         continuing expense
                                                                                                         coverage. Note primary
                                                                                                         policy limits are
                                                                                                         aggregate; in the event
                                                                                                         this is depleted, there
                                                                                                         will be $122.5 million
Boiler and          Travelers Insurance    3/1/00-     $50,000,000                           $17,994     McGriff Broker
 Machinery          Company                3/1/01                                                        Covers all Sunterra Corp's.
 Coverage           #MJBMG272K9361                                                                       locations and resorts
                                                                                                         except St. Maarten and
                                                                                                         Lake Arrowhead
HOA D&O Policy      National Union Fire    11/1/99-    $5,000,000 limit                                  Marsh Broker
                    Insurance Co.          11/1/00     $50,000 deductible                                Individual D&O policies
                    #008602823                                                                           for HOA Boards
                                                                                             $5,831      AOAO Poipu Point #81525715B
                                                                                             $6,248      AOAO Hawaiian Monarch
                                                                                                         #81207335E
                                                                                             $2,499      Breakers of Ft. Lauderdale
                                                                                                         Condo Assoc. #81579100
                                                                                             $4,165      Cypress Pointe II Condo
                                                                                                         Assoc. #81556235A
                                                                                             $2,499      Cypress Pointe Resort at
                                                                                                         Lake Buena Vista Condo
                                                                                                         Assoc. #81380315E
                                                                                             $2,499      Gatlinburg Town Square
                                                                                                         Resort Condo II Assoc.
                                                                                                         #81579028A
                                                                                             $2,499      Gatlinburg Town Square
                                                                                                         Members Assoc. #81578646
                                                                                             $2,499      Gatlinburg Town Square
                                                                                                         Master Assoc. #81579028A
                                                                                             $2,499      Grand Beach Resort Condo
                                                                                                         Assoc. #81452277C
                                                                                             $2,499      Highland's at Sugar Owners'
                                                                                                         Assoc. #81578647
                                                                                             $2,499      Lake Tahoe Vacation
                                                                                                         Ownership Resort Owners'
                                                                                                         Assoc. #81512302C
                                                                                             $1,666      Mountain Meadows Timeshare
                                                                                                         Owners' Assoc. #81578888A
                                                                                             $2,565      Plantation at Fall Creek
                                                                                                         Condo Assoc. #81417322D
                                                                                             $1,666      Poipu Point Vacation
                                                                                                         Owners' Assoc. #81525197B
                                                                                             $2,499      Polynesian Isles Resort
                                                                                                         Condo IV Assoc. #81578980A
                                                                                             $1,666      Polynesian Isles Resort
                                                                                                         Master Assoc. #81578988A
-----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of            Company & Policy        Policy
Coverage           Number                  Period      Limits/Deductible                     Premium     Comments
--------           ----------------        ------      -----------------                     -------     --------
HOA D&O Policy -    National Union Fire   11/1/99-      $5,000,000 limit                                 Marsh Broker
 Continued          Insurance Co.         11/1/00       $50,000 deductible                               Individual D&O policies
                    #008602823                                                                           for HOA Boards

                                                                                             $1,666      Polynesian Isles Resort
                                                                                                         Condo Assoc. #81578887A
                                                                                             $2,499      The Ridge on Sedona Golf
                                                                                                         Resort Owners' Assoc.
                                                                                                         #81522819A
                                                                                             $2,499      Royal Dunes Beach Villas
                                                                                                         at Port Royal Owners'
                                                                                                         Assoc. #81449641B
                                                                                             $3,000      San Luis Bay Inn Timeshare
                                                                                                         Assoc. #8606005
                                                                                             $4,165      Scottsdale Villa Mirage
                                                                                                         Resort Owners' Assoc.
                                                                                                         #81526473A
                                                                                             $1,666      Sedona Springs Resort
                                                                                                         Owners' Assoc. #81471130A
                                                                                             $2,499      Sedona Summit Resort
                                                                                                         Owners' Assoc. #81511553B
                                                                                             $246        The Tahoe Beach & Ski Club
                                                                                                         Owners' Assoc. #81280553C
                                                                                             $4,165      Vacation Timeshare Owners
                                                                                                         Assoc. #81578977A
                                                                                             $1,666      Villas de Santa Fe Condo
                                                                                                         Assoc. #81579463A
                                                                                             $1,666      Villas at Poco Diablo
                                                                                                         Assoc. #81301297C
                                                                                             $1,666      Villas of Sedona Owners
                                                                                                         Assoc. #81558152A
                                                                                             $1,666      Villas on the Lake Owners
                                                                                                         Assoc. #81513472B
Corporate           Genesis Insurance      6/10/99-    $10,000,000                           $152,790    Marsh Broker
Directors &         Co.                    1/27/01                                                       Aggregate limits of $25
Officers            #YB001931                                                                            million were reinstated
                                                                                                         through end of current
                                                                                                         policy period
Corporate           Genesis Insurance      6/10/99-    $10,000,000 x 15 million              $76,395     Marsh Broker
Directors &         Co.                    1/27/01
Officers            #YXB001937
Corporate           Reliance Insurance     6/10/99-    $5,000,000 x 10 million               $54,310     Marsh Broker
Directors &         Co.                    1/27/01
Officers            #NDA012112396
Puerto Rico GL      National Insurance     3/1/00-     $2,000,000 Aggregate                  $500        McGriff Broker
Policy              Company                3/1/01      $2,000,000 Each occurrence                        Coverage for sales office
                    #CLP-233788                        $500,000 Fire Legal Liab.
                                                       $5,000 Medical expense

Fiduciary           Legion Ins. Co.        8/26/99-    $2,500,000 Each claim and in          $5,400      McGriff Broker
Liability           LF30625610             9/1/00      the aggregate; $2,500,000                         Corporate Fiduciary
                                                       Legal expense per policy period                   Liability for Employee
                                                                                                         Benefit Plans 401k and
                                                                                                         savings plans Renewal
                                                                                                         declined; coverage has
                                                                                                         lapsed
---------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                       Attachment B
--------------------------------------------

Type of            Company & Policy        Policy
Coverage           Number                  Period      Limits/Deductible                     Premium     Comments
--------           ----------------        ------      -----------------                     -------     --------
Professional        Philadelphia           6/1/00-     $5,000,000                            $75,000     Marsh Broker
Liability E&O       Indemnity Binder       6/1/01      $10,000 deductible                                E&O coverage for mortgage
                    #234514                                                                              banking, resort management
                                                                                                         and independent brokers by
                                                                                                         endorsement
Workers             Greenwich Insurance    6/15/00-    $1,000,000 limit per accident;        $1,374,488  McGriff Broker
Compensation        WGO00003461            6/15/01     $1,000,000 Disease policy             $3,257      Covers all states except
                                                       limit; $1,000,000 Disease -           Taxes/      Hawaii, Nevada, Washington
                                                       each employee                         Fees        and U.S. Virgin Islands

Workers             TIG Insurance          6/15/00-    $1,000,000 limit per accident;        $365,475    Marsh Honolulu broker
Compensation                               6/15/01     $1,000,000 Disease policy                         Coverage Hawaii locations -
                                                       limit; $1,000,000 Disease -                       Marc, Embassy Poipu,
                                                       each employee                                     Kaanapali and Sunterra
                                                                                                         Pacific resorts
EPL                 Lexington #107-9818     4/8/00-    $15,000,000 each insured event        $256,110    Marsh
                                            4/8/01     limit $15,000,000 total               (does not   EPL coverage extends to
                                                       aggregate policy period limit         include     independent contractors and
                                                       $50,000 deductible                    E&S or      claims against Sunterra
                                                                                             other       for acts of independent
                                                                                             applicable  contractors
                                                                                             taxes)
Windstorm Buydown   Lloyds of London       11/1/99-    $225,000 excess of $25,000            $34,248     McGriff Broker
Ft. Lauderdale      RM01156                11/1/00     $29,950,000 TIV                                   Breakers of Ft. Lauderdale
                                                                                                         Condo Association
Hawaii GL Policy    TIG Insurance Co.      3/1/00      $1,000,000 each occurrence            $126,555    Marsh Honolulu broker
                    #T631404954            3/1/01      $50,000 fire damage                               Insures Marc Resorts and
                                                       $5,000 medical expenses                           Sunterra Pacific resort
                                                       $1,000,000 personal injury                        locations in Hawaii
                                                       $2,000,000 general aggregate
                                                       $2,000,000 products/completed
                                                       operations aggregate
                                                       $1,000 deductible
General Liability   TIG Insurance Co.      3/1/00-     $2,000,000 aggregate                  $8,663      McGriff Broker
Ridge Spa and       #T7003750051203        3/1/01      $1,000,000 occurrence                             Separate policy for spa and
Racquet Club                                           $300,000 fire damage                              health club
                                                       $5,000 medical expense
Marina Operators    CIGNA Insurance        3/1/00-     $2,000,000 protection and indemnity   $18,121     McGriff Broker
Liability           Company                3/1/01      $1,000,000 rental liability                       Plantation at Fall Creek,
                    Y05722652                          $100,000 per vessel Bailees                       Villas on the Lake,
                                                       $1,000,000 per occurrence Bailees                 Powhatan Plantation
                                                       $1,000 deductible                                 Campground and Marina
Comprehensive 3D    National Union Fire    2/28/00-    $200,000 single loss                   $2,500     Marsh Broker
Policy (#10/81)     Insurance Co.          2/28/01     $2,500 deductible single loss                     Employee dishonesty
for Island Colony   #860-60-05                                                                           coverage
Comprehensive 3D    National Union Fire    2/18/00-    $200,000 single loss                   $2,500     Marsh Broker
Policy (#10/81)     Insurance Co.          2/18/01     $2,500 deductible single loss                     Employee dishonesty
for Poipu Point     #008-606-508                                                                         coverage
Blanket Crime       National Union Fire    8/31/99-    $3,000,000                             $30,012    Marsh Broker
Policy              Insurance Co. of       8/31/00     $25,000                                deductible Covers all Sunterra Corp.
                    Pittsburgh, PA                                                                       locations and managed
                    #859-45-86                                                                           locations

------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of            Company & Policy        Policy
Coverage           Number                  Period      Limits/Deductible                     Premium     Comments
--------           ----------------        ------      -----------------                     -------     --------
St. Maarten         Allianz Royal         7/12/00-     $43,603,000 loss limit                 $1,202,784  McGriff Atlanta
Property            Nederland             7/12/01      $10,000 deductible per occurrence
Insurance                                              2% TIV deductible for flood and
                                                       wind

Boiler & Machinery  Travelers Insurance   7/12/00-     $30,000,000                            $11,399     McGriff Atlanta
St. Maarten         Company               7/12/01
                    BMG532X4032
Foreign Liability   Zurich                7/12/00-     $1,000,000 aggregate                   $11,000     McGriff Atlanta
Contingent                                7/12/01      $500,000 each occurrence
Automobile                                             $1,000,000 fire legal
Liability,                                             $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten

Blanket Auto and    TIG Insurance Co.     3/1/00-      $1,000,000 Bodily injury per           $94,050     Marsh Honolulu
Garagekeepers       #31403609             3/1/01       accident
Policy                                                 $1,000,000 property damage per
                                                       incident
                                                       $1,200,000 garage keepers annual
                                                       aggregate
                                                       $500/$500 collision/ comp/ garage
                                                       deductible
--------------------------------------------------------------------------------------------------------------------------

                                                                    Attachment D
Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2000


Property Name                     Acct. Title                    Bank Name                        Bank Account #             ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                                      Bank of America                   003064479205            111000012
Cypress Pointe                                                   Bank of America                   003064463813            111000012
Cypress Pointe                    Cypress Pointe Master Acct     First Union National Bank         2090002394159           063000021
Cypress Pointe                    Cypress Pointe IH Sales & Mktg First Union National Bank         2020000577485           063000021
Cypress Pointe                                                   none                                  none                  none
Cypress Pointe                    Cypress Pointe Resort In       First Union National Bank         2020000576169           063000021
                                  House Sales and Marketing
Cypress Pointe                    CPR Petty Cash Spiff Acct      First Union National Bank         2090000321205           063000021
EVR Grand Beach                   Schreeder Wheeler & Flint      First Union National Bank         2090001812807           063000021
                                  Acting Escrow Agent
EVR Grand Beach                                                  Bank of America                   003064413944            111000012
EVR Grand Beach
EVR Grand Beach                   Resort Marketing Payroll       First Union National Bank         2090001461274           063000021
EVR Grand Beach                   Resort Marketing Petty Cash    First Union National Bank         2090000740365           063000021
EVR Lake Tahoe                    RMI, Inc Brokers Trust Account Wells Fargo Bank                   0314901042             121000248
EVR Lake Tahoe                                                   none                                  none                  none
EVR Lake Tahoe                                                   none                                  none                  none
EVR Lake Tahoe                    Lake Tahoe Resort Partners,    Wells Fargo Bank                   0059011684             121000248
                                  LLC
EVR Lake Tahoe                    RMI, Inc. Lake Tahoe Payroll   Wells Fargo Bank                   0901069161             121000248
                                  Acct
EVR Lake Tahoe                    Resort Marketing International Wells Fargo Bank                   0901069187             121000248
EVR Lake Tahoe                                                   none                                  none                  none
First American Tour & Travel                                     Ozark Mountain Bank                 000086174
First American Tour & Travel      Resort Marketing International First Union National Bank         2090002394968           063000021
First American Tour & Travel                                     none                                  none                  none
Flamingo Beach                                                   none                                  none                  none
Flamingo Beach                                                   none                                  none                  none
Flamingo Beach                    Merchant                       Windward Island Bank                20018209                 N/A
Flamingo Beach                                                   First Union National Bank         2090001067487           063000021
Flamingo Beach                    Operating                      Windward Island Bank                20018100                 N/A
Flamingo Beach                    French Franc's                 Banque Francaise Commerciale        602148390                N/A
Flamingo Beach                    French Usds                    Banque Francaise Commerciale       60639999088               N/A
Flamingo Beach                    RMI Flamingo CVOA              First Union National Bank         2090001067623           063000021
Flamingo Beach                    AKGI Flamingo CVOA             First Union National Bank         2090001067856           063000021
Flamingo Beach                    Payroll Usd                    Windward Island Bank                20018002                 N/A
Flamingo Beach                    Payroll Naf                    Windward Island Bank                20145702                 N/A
Ft. Lauderdale Beach                                             none                                  none                  none
Ft. Lauderdale Beach                                             First Union National Bank         2000001995594           063107513
Ft. Lauderdale Beach              RMI,DBA Sunterra Resorts,      First Union National Bank         2020000577142           063107513
                                  Beach Encore Escrow
Ft. Lauderdale Beach                                             none                                  none                  none
Gatlinburg (Bent Creek)           SWF-Escrow                     Bank First                          04806220              064204198
Gatlinburg (Bent Creek)           Sunterra Resorts, Inc.         Mountain National Bank              104004783             064208437

                                                                    Attachment D
Sunterra Corporation et al., Debtors
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2000


Property Name                     Acct. Title                    Bank Name                        Bank Account #             ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Gatlinburg (Town Square)                                         none                                  none                  none
Gatlinburg (Town Square)          Escrow-SWF                     Bank First                          04806476              064204198
Gatlinburg (Town Square)          Money Market                   First Union National Bank         2976374109798
Gatlinburg (Town Square)          Master                         Union Planters                     3550006721
Gatlinburg (Town Square)          MMG Development Corp. c/o      Amsouth Bank                       3720224672
                                  Signature Resorts Inc.
Gatlinburg (Town Square)                                         none                                  none                  none
Gatlinburg (Town Square)                                         none                                  none                  none
Gatlinburg (Town Square)          Berkely Four Seasons Vacations SunTrust                             5654300
Gatlinburg (Town Village)         Escrow-SWF                     Bank First                          04807618              064204198
Harbour Lights                                                   none                                  none                  none
Harbour Lights                                                   none                                  none                  none
Harbour Lights                                                   none                                  none                  none
National Programs                                                none                                  none                  none
Northern VA Sales Ctr                                            First Union National Bank         2050000284285           063000021
Northern VA Sales Ctr                                            Bank of America                   004112989329
Northern VA Sales Ctr                                            First Union National Bank         2050000283493           063000021
Ownershares                                                      none                                  none                  none
Palm Springs
Palm Springs                                                     none                                  none                  none
Plantation at Fall Creek                                         none                                  none                  none
Plantation at Fall Creek                                         none                                  none                  none
Plantation at Fall Creek                                         Bank of America                   002863355107
Polynesian Isles                                                 First Union National Bank         2000001995578
RMI Carlsbad                      Encore Account                 Wells Fargo Bank                   0435245261             121000248
RMI Carlsbad                                                     none                                  none                  none
RMI Myrtle Beach                                                 Bank of America                    3751477277             111000012
RMI Myrtle Beach                                                 none                                  none                  none
RMI Myrtle Beach                  RMI Myrtle Beach Payroll       Bank of America                    3751477264             111000012
RMI National                      Resort Marketing Int's         First Union National Bank         2090001067814           063000021
                                  Offsite Operating
RMI National                      RMI Offsite PR#2               First Union National Bank         2000006246358           063000021
RMI Orlando                                                      none                                  none                  none
RMI Orlando                       Premier Vacations Inc          Amsouth Bank                       3720096828             63104668
RMI Orlando                                                      none                                  none                  none
RMI Orlando                       RMI Cypress Payroll Acct       First Union National Bank         2090001686567           063000021
Royal Palm                                                       none                                  none                  none
Royal Palm                                                       First Union National Bank         2090001067490           063000021
Royal Palm                        French Franc's                 Banque Francaise Commerciale       60214829097               N/A
Royal Palm                                                       none                                  none                  none
Royal Palm                        Merchant                       Windward Island Bank                20017310                 N/A
Royal Palm                        AKGI Royal Palm CVOA           First Union National Bank         2090001067869           063000021
Royal Palm                        Operating                      Windward Island Bank                20017201                 N/A
Royal Palm                        Payroll Naf                    Windward Island Bank                20145604                 N/A
Royal Palm                        Payroll Usd                    Windward Island Bank                20017103                 N/A
Royal Palm                                                                                           606399890
Royal Palm                        RMI Royal Palm CVOA            First Union National Bank         2090001461766           063000021
San Luis Bay                                                     none                                  none                  none
San Luis Bay                      Rental                         Wells Fargo Bank                   0901069831
Savoy                                                            First Union National Bank         2020000608477           063000021
Savoy                             Savoy Payroll Account          First Union National Bank         2090002394654           063000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2000


Property Name                     Acct. Title                    Bank Name                        Bank Account #             ABA#
-----------------------------------------------------------------------------------------------------------------------------------

Scottsdale Villa Mirage           All Seasons Realty Inc Voucher Bank One Arizona                    1316-4987             122100024
Scottsdale Villa Mirage                                          Bank of America                     252962179
Scottsdale Villa Mirage           All Seasons Realty Inc SVM     Bank One Arizona                    2323-6529             122100024
                                  Function & Activities
Scottsdale Villa Mirage                                          none                                  none                  none
Scottsdale Villa Mirage           Resort Marketing Int'l         Bank One Arizona                    2017-4235             122100024
Scottsdale Villa Mirage           Resort Marketing Int'l         Bank One Arizona                    2017-4307             122100024
Scottsdale Villa Mirage           All Seasons Resorts Inc.       Bank One Arizona                    1421-9011             122100024
                                  Scottsdale Spiff Account
Sedona Properties                 RMI Comm                       Bank One Arizona                    2363-9077             122100024
Sedona Properties                                                Bank of America                  various accts.
Sedona Properties                 All Seasons                    Bank One Arizona                    0768-8821             122100024
Sedona Properties                 All Seasons Realty-Activities  Bank One Arizona                    0768-9453             122100024
                                  Clearing Acct
Sedona Properties                 RMI Payroll                    Bank One Arizona                    2751-0916             122100024
Sedona Properties                 All Seasons Resorts Inc-Fees   Bank One Arizona                    0768-8645             122100024
                                  Acct
Sedona Properties                 Ridge at Sedona Golf Resort    Bank One Arizona                    2750-9886             122100024
Sedona Properties                 All Seasons Realty             Bank One Arizona                    1005-8089             122100024
                                  Inc-Functions Acct
Sedona Properties                 Ridge at Sedona Golf Resort    Bank One Arizona                    2750-9907             122100024
Sedona Properties                 All Seasons                    Bank One Arizona                    2248-4624             122100024
St. Croix - Carambola             Capital Reserve                The Bank of Nova Scotia              962-10               101606216
St. Croix - Carambola             Hotel Merchant                 The Bank of Nova Scotia              856-18               101606216
St. Croix - Carambola                                            none                                  none                  none
St. Croix - Carambola             Development Operating          The Bank of Nova Scotia              818-17               101606216
St. Croix - Carambola                                            none                                  none                  none
St. Croix - Carambola                                            Chase Manhattan Bank             726-10-999-8585
St. Croix - Carambola             Hotel Operating                The Bank of Nova Scotia              965-12               101606216
St. Croix - Carambola                                            none                                  none                  none
St. Croix - Carambola             RMI Carambola Property Payroll The Bank of Nova Scotia              861-18               101606216
St. Maarten, NV                                                  Windward Island Bank                20016901                 N/A
Sunterra Corporation              Signature Resorts Inc          Bank of America                    3751238429             111000012
Sunterra Corporation              Sunterra Corporation, Credit   First Union National Bank         2000008319869           063000021
                                  Card
Sunterra Corporation              Signature Resorts Inc          First Union National Bank         2090002393011           063000021
Sunterra Corporation              Signature Resorts Inc          Fidelity Investments             0059-0080390248          021000018
Sunterra Corporation              Sunterra Corporation           Salomon Smith Barney            224-90675-1-9-315         021000021
Sunterra Corporation              Signature Resorts Operating    First Union National Bank         2090002393037           063000021
Sunterra Corporation              Sunterra Corporation-Operating First Union National Bank         2000008319856           063000021
Sunterra Corporation              Sunterra Corporation-Payroll   First Union National Bank         2000008319953           063000021
Sunterra Corporation                                             Bank of America                    1420069295
Sunterra Corporation                                             none                                  none                  none
Sunterra Corporation                                             none                                  none                  none
Sunterra Finance                                                 LaSalle National Bank             69-7934-70-5
Sunterra Finance                                                 Bank One Arizona                    0311-2294             122100024
Sunterra Finance                                                 Bank One Arizona                    2313-5354

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2000


Property Name                     Acct. Title                    Bank Name                        Bank Account #             ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Sunterra Finance                                                 Old Kent Bank                      7508759557
Sunterra Finance                                                 Bank One Arizona                    0174-7034             122100024
Sunterra Finance                                                 Bank One Arizona
Sunterra Finance                                                 none                                  none                  none
Sunterra Finance                                                 LaSalle National Bank             69-7934-71-3
Sunterra Finance                  Sunterra Financial Services,   Bank of America                   000880008065
                                  Inc.
Tahoe Beach & Ski                 Resort Marketing Int           Bank of America                    0495910223             121000358
Tahoe Roundhill                                                  none                                  none                  none
Tahoe Roundhill                                                  none                                  none                  none
Tahoe Roundhill                                                  none                                  none                  none
Tahoe Roundhill                                                  none                                  none                  none
Tahoe Roundhill                   Resort Connections             Wells Fargo Bank                   4159566660             121000248
Tahoe Roundhill                   RMI Marketing                  Wells Fargo Bank                   0372117242             122101191
Tahoe Roundhill                                                  none                                  none                  none
Village at Steamboat                                             none                                  none                  none
Village at Steamboat                                             none                                  none                  none
Villas de Santa Fe                                               none                                  none                  none
Villas de Santa Fe                Signature Resorts Inc RMI      Wells Fargo Bank                   0644525651             107002192
                                  Santa Fe
Villas de Santa Fe                                               none                                  none                  none
Villas on the Lake                                               Bank of America                   004771161038
Villas on the Lake                                               none                                  none                  none
Virginia - Greensprings                                          Bank of America                   004130354431
Virginia - Powhatan                                              Bank of America                   004112989170
Virginia - RMI                    Petty Cash                     Wachovia Bank                      7901037196             051000253
Virginia - RMI                    RMI Payroll Account            Wachovia Bank                      7901037153             051000253
Virginia - RMI                    RMI Virginia Operating Account Wachovia Bank                      7901037145             051000253

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                       Total
                                                                   Consolidated
Legal entity                                                         Sunterra
Bankruptcy filing number                                            Corporation
                                                                   ------------
Assets:
------
Cash and cash equivalents                                          $ 15,527,781
Cash in escrow and restricted cash                                   50,449,671
Mortgages receivable, net                                           224,409,302
Retained interests                                                   28,465,049
Intercompany receivable                                             105,508,552
Due from related parties                                             11,279,873
Other receivables, net                                               42,667,463
Prepaid expenses and other assets                                     7,743,983
Investment in joint ventures                                          1,502,419
Real estate and development costs                                   269,440,121
Property and equipment, net                                          80,293,586
Intangible assets, net                                               34,996,999
                                                                   ------------
                                                                   $872,284,799
                                                                   ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                               86,496,381
Notes payable subject to compromise                                 685,855,024
Accounts payable not subject to compromise                           10,525,931
Accrued liabilities                                                  23,329,927
Notes payable not subject to compromise                              45,251,753
Deferred income taxes                                                 6,075,298
                                                                   ------------
                                                                    857,534,314

Stockholders' equity                                                 14,750,485
                                                                   ------------
Total liabilities and equity                                       $872,284,799
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
---------
Vacation interests sales                                           $ (1,248,424)
Interest income                                                       2,363,894
Other income (loss)                                                  (1,894,577)
                                                                   ------------
     Total revenues                                                    (779,107)
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       (865,306)
Advertising, sales and marketing                                      2,680,610
Provision for doubtful accounts                                       1,143,489
Loan portfolio expenses                                                 677,141
General and administrative                                            5,528,447
Depreciation and amortization                                         1,576,446
Resort property asset writedowns                                     10,704,630
                                                                   ------------
Total costs and operating expenses                                   21,445,457
                                                                   ------------
Income (loss) from operations                                       (22,224,564)

Interest expense                                                      1,942,786
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                      365,381
     Interest (Income)                                                 (138,302)
     Professional Services                                            1,558,884
                                                                   ------------
Income (loss) before provision for taxes                            (25,953,313)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $(25,953,313)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                   ------------
Beginning Cash Balance                                             $ 18,735,751 (a)

Interest Income on full DIP draw                                        134,259

Deposit/Collection:
------------------
Encore                                                                  257,673
Sports Package                                                           17,200
Ticket Sales                                                             15,000
Tour Sales                                                                4,750
Closing Costs                                                            26,626
Operating Refunds                                                       617,413
Conversions                                                               1,408
Escrow Funds                                                          2,195,620
Sunterra's Collections on Mortgages Receivable                        3,204,982
Timeshare Sales                                                         257,166
Sunterra Finance Servicing Fee Income                                   139,326
Employee Payroll Deduction Reimbursement                                 34,683
HOA WC/GL Insurance Reimbursement                                       102,812
Non-Debtor Insurance Reimbursement                                      325,207
Non-Debtor Reimbursements                                                28,903
                                                                  -------------

    Subtotal-Deposit/Collection Inflows                               7,363,027

Resort Operating & Payroll Balances (added back)                      1,516,768 (b)

Other:
-----
Asset Sales                                                                   -
Other                                                                 1,158,878
                                                                   ------------
Total Cash Inflows                                                   10,038,673

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                  -------------
Outflows:
--------
Operating-Corporate                                                   1,494,744
Operating-Sunterra Finance                                              485,878
Operating-Premier                                                         6,840
Operating-Carlsbad                                                       15,369
Operating-FATT                                                           (3,040)
Operating-Resorts                                                     1,084,271
Payroll-Corporate                                                       602,127
Payroll-Sunterra Finance                                                298,852
Payroll-Premier                                                           5,000
Payroll-Resorts(S&W)                                                  1,107,881
Commissions-Post                                                        680,067
HOA Subsidies & Maintenance Fees                                      2,831,194
Health Claims                                                           373,482
Insurance - Coverage Premiums                                           642,227
Professional Fees                                                     2,812,300
DIP Financing Fees                                                       65,104
                                                                  -------------

Total Cash Outflows                                                  12,502,295


Capital Expenditures & Maintenance:
----------------------------------
Construction                                                                  -
Hurricane Repairs                                                       240,907

Interest:
--------
Interest Expense on D.I.P.                                              503,438

Other:
-----
                                                                             -
                                                                  ------------

Total Cash Outflows                                                 13,246,640
                                                                  ------------

Ending Cash Balance                                                 15,527,783
Non Cash Adjustments                                                         -
                                                                  ------------
Balance per Cash Flow                                             $ 15,527,783
                                                                  ============


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                  -------------
Reconciliation:
--------------

Bank Balances:
-------------
First Union                                                          16,647,713
Bank of America                                                               -
Salomon Smith Barney                                                          -
Resort Cash Accounts                                                  1,480,332
                                                                  -------------
Total Bank Balances                                                  18,128,045

Less Outstanding Checks                                              (2,600,262)
                                                                  -------------
Total Cash per Balance Sheet                                      $  15,527,783
                                                                  =============

Difference                                                                   (0)

Notes to Debtor's Cash Flow:
---------------------------
a)  Beginning cash balance includes Corporate Cash only

b) This represents the funding of various bank accounts by the Corporate office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing, this cash is still in the cash accounts at the resort levels.

The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                             -------------
Assets:
------
Cash and cash equivalents                                      $14,264,916
Cash in escrow and restricted cash                              13,466,318
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        368,464,402
Due from related parties                                         6,339,837
Other receivables, net                                          16,525,062
Prepaid expenses and other assets                                3,877,843
Investment in joint ventures                                     1,502,420
Real estate and development costs                              101,059,076
Property and equipment, net                                     62,989,408
Intangible assets, net                                          26,106,635
                                                             -------------

                                                              $614,595,917
                                                             =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                          55,119,217
Notes payable subject to compromise                            585,464,640
Accounts payable not subject to compromise                       6,693,473
Accrued liabilities                                             12,690,168
Notes payable not subject to compromise                         45,251,753
Deferred income taxes                                            6,056,378
                                                             -------------
                                                               711,275,629

Stockholders' equity                                           (96,679,712)
                                                             -------------

Total liabilities and equity                                  $614,595,917
                                                             =============


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000



                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                            --------------
Revenues:
--------
Vacation interests sales                                       $ (691,388)
Interest income                                                         -
Other income (loss)                                            (1,145,694)
                                                            -------------
     Total revenues                                            (1,837,082)
                                                            -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                 (596,126)
Advertising, sales and marketing                                  698,258
Provision for doubtful accounts                                   646,976
Loan portfolio expenses                                            20,172
General and administrative                                      2,942,023
Depreciation and amortization                                   1,380,709
Resort property asset writedowns                               10,704,630
                                                            -------------
Total costs and operating expenses                             15,796,642
                                                            -------------
Income (loss) from operations                                 (17,633,724)

Interest expense                                                1,585,551
Other nonoperating expenses                                             -
Realized (gain) on available-for-sale securities                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                365,381
     Interest (Income)                                           (138,302)
     Professional Services                                      1,558,884
                                                            -------------

Income (loss) before provision for taxes                      (21,005,238)

Provision for income taxes                                              -
                                                            -------------
Net income (loss)                                           $ (21,005,238)
                                                            =============


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                            --------------
Inflows:
-------
Interest Income on D.I.P.                                       $  134,259

Deposit/Collection
------------------
Encore                                                              94,177
Tour Sales                                                            (834)
Closing Costs                                                       26,626
Operating Refunds                                                  381,709
Conversions                                                          1,408
Escrow Funds                                                       372,477
Sunterra's Collections on Mortgages Receivable                   3,204,982
Sunterra Finance Servicing Fee Income                               50,000
Employee Payroll Deduction Reimbursement                            19,635
HOA WC/GL Insurance Reimbursement                                  102,812
Non-Debtor Insurance Reimbursement                                 325,207
Non-Debtor Reimbursements                                           28,903
                                                            --------------
    Subtotal-Deposit/Collection Inflows                          4,741,363

Other
-----
Asset Sales                                                              -
Other                                                            1,158,878
                                                            --------------
    Total Cash Inflows                                           5,900,240

Outflows:
--------
Operating-Corporate                                              1,494,744
Operating-FATT                                                      (3,040)
Operating-Resorts                                                  237,463
Payroll-Corporate                                                  602,127
Payroll-Resorts(S&W)                                                74,314
Commissions-Post                                                    53,686
HOA Subsidies & Maintenance Fees                                 2,614,565
Health Claims                                                      373,482
Insurance - Coverage Premiums                                      642,227
Professional Fees                                                2,812,300
DIP Financing Fees                                                  65,104
                                                            --------------
    Total Cash Outflows                                          8,966,972

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                  240,907

Interest
--------
Interest Expense on D.I.P.                                         503,438

Other
-----
Other                                                                    -
                                                            --------------
    Total Cash Outflows                                     $    9,711,317
                                                            --------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000



                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
Assets:                                                      ------------
-------
Cash and cash equivalents                                     $ $ 201,707
Cash in escrow and restricted cash                                    620
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (5,519,256)
Due from related parties                                        3,429,826
Other receivables, net                                          3,041,931
Prepaid expenses and other assets                                 760,250
Investment in joint ventures                                            -
Real estate and development costs                              17,847,332
Property and equipment, net                                       249,295
Intangible assets, net                                                  -
                                                              -----------
                                                              $20,011,705
                                                              ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          2,600,571
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        138,501
Accrued liabilities                                             1,711,018
Notes payable not subject to compromise                                 -
Deferred income taxes                                              18,920
                                                              -----------
                                                                4,469,010

Stockholders' equity                                           15,542,695
                                                              -----------
Total liabilities and equity                                  $20,011,705
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
Revenues:                                                    ------------
---------
Vacation interests sales                                       $  583,499
Interest income                                                         -
Other income (loss)                                               801,702
                                                               ----------
     Total revenues                                             1,385,201
                                                               ----------
Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   52,248
Advertising, sales and marketing                                  340,448
Provision for doubtful accounts                                    16,927
Loan portfolio expenses                                            12,898
General and administrative                                          3,880
Depreciation and amortization                                      18,723
                                                               ----------
Total costs and operating expenses                                445,124
                                                               ----------

Income (loss) from operations                                     940,077

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                               ----------

Income (loss) before provision for taxes                          940,077

Provision for income taxes                                              -
                                                               ----------
Net income (loss)                                              $  940,077
                                                               ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
Inflows:                                                     ------------
--------
Deposit/Collection
------------------
Encore                                                          $  3,764
Timeshare Sales                                                  257,166
                                                                --------

    Subtotal-Deposit/Collection Inflows                          260,930

Other
-----
Other                                                                  -
                                                                --------

    Total Cash Inflows                                           260,930

Outflows:
---------
Operating-Resorts                                                 65,643
Payroll-Resorts(S&W)                                             155,070
Commissions-Post                                                  64,641
HOA Subsidies & Maintenance Fees                                       -

                                                                --------
    Total Cash Outflows                                         $285,354
                                                                ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
Assets:                                                         ------------
-------
Cash and cash equivalents                                          $       -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                   ---------
                                                                   $       -
                                                                   =========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                    --------
                                                                           -

Stockholders' equity                                                       -
                                                                    --------
Total liabilities and equity                                        $      -
                                                                    ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
Revenues:                                                       ------------
---------
Vacation interests sales                                            $     -
Interest income                                                           -
Other income (loss)                                                       -
                                                                    -------
     Total revenues                                                       -
                                                                    -------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                                    -------
Total costs and operating expenses                                        -
                                                                    -------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                    -------

Income (loss) before provision for taxes                                  -


Provision for income taxes                                                -
                                                                    -------
Net income (loss)                                                   $     -
                                                                    =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
Assets:                                                      ------------
-------
Cash and cash equivalents                                    $    158,838
Cash in escrow and restricted cash                              4,341,396
Mortgages receivable, net                                       1,582,978
Retained interests                                                      -
Intercompany receivable                                        37,604,286
Due from related parties                                           14,613
Other receivables, net                                          6,460,379
Prepaid expenses and other assets                               1,117,885
Investment in joint ventures                                            -
Real estate and development costs                              26,925,915
Property and equipment, net                                     1,943,105
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 80,149,395
                                                             ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          4,221,287
Notes payable subject to compromise                             1,496,297
Accounts payable not subject to compromise                      1,127,459
Accrued liabilities                                             2,122,241
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                8,967,284

Stockholders' equity                                           71,182,111
                                                             ------------

Total liabilities and equity                                 $ 80,149,395
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
Revenues:                                                    ------------
---------
Vacation interests sales                                     $  2,491,666
Interest income                                                    33,230
Other income (loss)                                            (1,073,653)
                                                             ------------
     Total revenues                                             1,451,243
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  616,433
Advertising, sales and marketing                                  915,478
Provision for doubtful accounts                                    18,007
Loan portfolio expenses                                            17,758
General and administrative                                      2,136,218
Depreciation and amortization                                      32,882
                                                             ------------
Total costs and operating expenses                              3,736,776
                                                             ------------

Income (loss) from operations                                  (2,285,533)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                       (2,285,533)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $ (2,285,533)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
Inflows:                                                     ------------
--------
Deposit/Collection
------------------
Encore                                                        $     1,586
Operating Refunds                                                 125,745
Escrow Funds                                                      893,619
                                                              -----------

    Subtotal-Deposit/Collection Inflows                         1,020,950

Other
-----
Asset Sales                                                             -
                                                              -----------
    Total Cash Inflows                                          1,020,950
                                                              -----------
Outflows:
---------
Operating-Resorts                                                 447,922
Payroll-Resorts(S&W)                                              469,285
Commissions-Post                                                  410,559
HOA Subsidies & Maintenance Fees                                   31,797
                                                              -----------
    Total Cash Outflows                                       $ 1,359,563
                                                              -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                              All Seasons
                                                                Resorts,
Legal entity                                                   Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                 80,534
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (7,005,575)
Due from related parties                                          200,725
Other receivables, net                                            951,180
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                               3,776,522
Property and equipment, net                                        52,190
Intangible assets, net                                                  -
                                                             ------------
                                                             $ (1,944,424)
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            193,270
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                             96
Accrued liabilities                                                25,910
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                  219,276

Stockholders' equity                                           (2,163,700)
                                                             ------------
Total liabilities and equity                                 $ (1,944,424)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                               All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (TX)
Bankruptcy filing number                                       00-5-6937-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $         -
Interest income                                                          -
Other income (loss)                                                (10,819)
                                                               -----------
     Total revenues                                                (10,819)
                                                               -----------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                     4,601
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                             385
Depreciation and amortization                                        2,876
                                                               -----------
Total costs and operating expenses                                   7,862
                                                               -----------
Income (loss) from operations                                      (18,681)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                               -----------
Income (loss) before provision for taxes                           (18,681)

Provision for income taxes                                               -
                                                               -----------
Net income (loss)                                              $   (18,681)
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                              All Seasons
                                                                Resorts,
Legal entity                                                   Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                       $       775
Tour Sales                                                           (15)
                                                             -----------
    Subtotal-Deposit/Collection Inflows                              760

Other
-----
Asset Sales                                                            -
                                                             -----------
    Total Cash Inflows                                               760
                                                             -----------
Outflows:
--------
Operating-Resorts                                                    564
                                                             -----------
    Total Cash Outflows                                      $       564
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $      8,900
Cash in escrow and restricted cash                               2,354,860
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (14,260,300)
Due from related parties                                           759,334
Other receivables, net                                           5,465,874
Prepaid expenses and other assets                                   54,875
Investment in joint ventures                                             -
Real estate and development costs                               20,555,974
Property and equipment, net                                        545,294
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 15,484,811
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,505,584
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         235,998
Accrued liabilities                                              2,418,105
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 5,159,687

Stockholders' equity                                            10,325,124
                                                              ------------

Total liabilities and equity                                  $ 15,484,811
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $(2,935,141)
Interest income                                                         -
Other income (loss)                                              (432,539)
                                                              -----------
     Total revenues                                            (3,367,680)
                                                              -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 (765,781)
Advertising, sales and marketing                                   57,877
Provision for doubtful accounts                                     4,192
Loan portfolio expenses                                             3,615
General and administrative                                         40,719
Depreciation and amortization                                      20,308
                                                              -----------
Total costs and operating expenses                               (639,070)
                                                              -----------

Income (loss) from operations                                  (2,728,610)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                              -----------

Income (loss) before provision for taxes                       (2,728,610)

Provision for income taxes                                              -
                                                              -----------
Net income (loss)                                             $(2,728,610)
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                           $  15,098
Escrow Funds                                                       206,348
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            221,446


Other
-----
Asset Sales                                                              -
                                                                 ---------

    Total Cash Inflows                                             221,446
                                                                 ---------

Outflows:
---------
Operating-Resorts                                                   20,397
Payroll-Resorts(S&W)                                                29,000
Commissions-Post                                                    36,534
HOA Subsidies & Maintenance Fees                                   184,833
                                                                 ---------

    Total Cash Outflows                                          $ 270,764
                                                                 ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000



                                                             Greensprings
Legal entity                                                  Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                              1,349,689
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                        19,286,680
Due from related parties                                          309,660
Other receivables, net                                          1,187,528
Prepaid expenses and other assets                                  27,046
Investment in joint ventures                                            -
Real estate and development costs                              12,267,460
Property and equipment, net                                     1,772,145
Intangible assets, net                                                  -
                                                             ------------
                                                             $ 36,200,208
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                          1,671,979
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                          6,162
Accrued liabilities                                               423,424
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                2,101,565

Stockholders' equity                                           34,098,643
                                                             ------------

Total liabilities and equity                                 $ 36,200,208
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                             Greensprings
Legal entity                                                  Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $   314,326
Interest income                                                        -
Other income (loss)                                             (192,821)
                                                             -----------
     Total revenues                                              121,505
                                                             -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                  81,054
Advertising, sales and marketing                                 254,299
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        25,647
Depreciation and amortization                                     13,610
                                                             -----------
Total costs and operating expenses                               374,610
                                                             -----------
Income (loss) from operations                                   (253,105)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                        (253,105)

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $  (253,105)
                                                             ===========


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                          $     -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                                   -------

                                                                   $     -
                                                                   =======
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                                   -------
                                                                         -


Stockholders' equity                                                     -
                                                                   -------

Total liabilities and equity                                       $     -
                                                                   =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                           $     -
Interest income                                                          -
Other income (loss)                                                      -
                                                                   -------
     Total revenues                                                      -
                                                                   -------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                                   -------
Total costs and operating expenses                                       -
                                                                   -------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                   -------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                                   -------
Net income (loss)                                                  $     -
                                                                   =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $         -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (3,827,600)
Due from related parties                                                -
Other receivables, net                                            456,268
Prepaid expenses and other assets                                   7,856
Investment in joint ventures                                            -
Real estate and development costs                                 552,740
Property and equipment, net                                        11,111
Intangible assets, net                                                  -
                                                              -----------

                                                              $(2,799,625)
                                                              ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             28,378
Notes payable subject to compromise                             1,154,643
Accounts payable not subject to compromise                              -
Accrued liabilities                                                    (4)
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                1,183,017

Stockholders' equity                                           (3,982,642)
                                                              -----------

Total liabilities and equity                                  $(2,799,625)
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Revenues:
---------

Vacation interests sales                                        $       -
Interest income                                                         -
Other income (loss)                                                     -
                                                                ---------
     Total revenues                                                     -
                                                                ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                              -
Depreciation and amortization                                           -
                                                                ---------
Total costs and operating expenses                                      -
                                                                ---------

Income (loss) from operations                                           -


Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                ---------

Income (loss) before provision for taxes                                -


Provision for income taxes                                              -
                                                                ---------
Net income (loss)                                               $       -
                                                                =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $       -
                                                                ---------

    Subtotal-Deposit/Collection Inflows                                 -


Other
-----
Asset Sales                                                             -
                                                                ---------


    Total Cash Inflows                                                  -
                                                                ---------

Outflows:
---------
Operating-Resorts                                                       -
                                                                ---------
    Total Cash Outflows                                         $       -
                                                                ---------


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     16,917
Cash in escrow and restricted cash                               2,276,025
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (29,561,770)
Due from related parties                                                 -
Other receivables, net                                           2,404,722
Prepaid expenses and other assets                                   72,122
Investment in joint ventures                                             -
Real estate and development costs                               46,018,073
Property and equipment, net                                        145,001
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 21,371,090
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           4,303,207
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         573,651
Accrued liabilities                                              2,045,493
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 6,922,351

Stockholders' equity                                            14,448,739
                                                              ------------

Total liabilities and equity                                  $ 21,371,090
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                         $  28,308
Interest income                                                          -
Other income (loss)                                                 90,852
                                                                 ---------
     Total revenues                                                119,160
                                                                 ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     8,700
Advertising, sales and marketing                                    86,239
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          79,647
Depreciation and amortization                                        8,658
                                                                 ---------
Total costs and operating expenses                                 183,244
                                                                 ---------

Income (loss) from operations                                      (64,084)


Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                           (64,084)


Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $ (64,084)
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                           $  56,264
Operating Refunds                                                   60,100
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            116,364
                                                                 ---------
Other
-----
Asset Sales                                                              -
                                                                 ---------
    Total Cash Inflows                                             116,364
                                                                 ---------
Outflows:
---------
Operating-Resorts                                                   54,569
Payroll-Resorts(S&W)                                                66,840
Commissions-Post                                                    41,511
HOA Subsidies & Maintenance Fees                                         -
                                                                 ---------

    Total Cash Outflows                                          $ 162,920
                                                                 ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                     MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                      $    69,124
Cash in escrow and restricted cash                               2,136,513
Mortgages receivable, net                                                -
Retained interests                                                       -

Intercompany receivable                                        (24,113,245)
Due from related parties                                             3,770

Other receivables, net                                           1,548,461
Prepaid expenses and other assets                                  336,209
Investment in joint ventures                                             -
Real estate and development costs                               21,994,364
Property and equipment, net                                      5,486,700
Intangible assets, net                                                   -
                                                              ------------
                                                              $  7,461,896
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           3,101,448
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         174,954
Accrued liabilities                                                413,539
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 3,689,941

Stockholders' equity                                             3,771,955
                                                              ------------

Total liabilities and equity                                  $  7,461,896
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
Revenues:                                                     ------------
---------
Vacation interests sales                                         $ 221,850
Interest income                                                          -
Other income (loss)                                                (19,459)
                                                                 ---------
     Total revenues                                                202,391
                                                                 ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    59,920
Advertising, sales and marketing                                   164,007
Provision for doubtful accounts                                    302,239
Loan portfolio expenses                                                  -
General and administrative                                         380,254
Depreciation and amortization                                       19,616
                                                                 ---------
Total costs and operating expenses                                 926,036
                                                                 ---------

Income (loss) from operations                                     (723,645)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                          (723,645)

Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $(723,645)
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
Inflows:                                                      ------------
--------
Deposit/Collection
------------------
Encore                                                           $  71,687
Tour Sales                                                            (294)
Operating Refunds                                                   33,988
Escrow Funds                                                       221,466
Employee Payroll Deduction Reimbursement                               144
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            326,992

Other
-----
Asset Sales                                                              -
                                                                 ---------

    Total Cash Inflows                                             326,992
                                                                 ---------

Outflows:
---------
Operating-Resorts                                                   12,280
Payroll-Resorts(S&W)                                                37,372
Commissions-Post                                                    22,801
HOA Subsidies & Maintenance Fees                                         -
                                                                 ---------

    Total Cash Outflows                                          $  72,453
                                                                 ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                       $  35,679
Cash in escrow and restricted cash                                277,826
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                          (184,336)
Due from related parties                                            3,541
Other receivables, net                                            761,599
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                                 497,441
Property and equipment, net                                       128,231
Intangible assets, net                                                  -
                                                              -----------
                                                              $ 1,519,981
                                                              ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            450,201
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                            305
Accrued liabilities                                                52,629
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                  503,135

Stockholders' equity                                            1,016,846
                                                              -----------

Total liabilities and equity                                  $ 1,519,981
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                              (133,397)
                                                             ------------
     Total revenues                                              (133,397)
                                                             ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                    5,525
Provision for doubtful accounts                                   (17,249)
Loan portfolio expenses                                                 -
General and administrative                                        (11,704)
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                (23,428)
                                                             ------------

Income (loss) from operations                                    (109,969)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                         (109,969)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $   (109,969)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                           --------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                     $          (76)
Sports Package                                             $       17,200
                                                           --------------

    Subtotal-Deposit/Collection Inflows                            17,124

Other
-----
Asset Sales                                                             -
                                                           --------------
    Total Cash Inflows                                             17,124
                                                           --------------

Outflows:
---------
Operating-Resorts                                                      48
                                                           --------------
    Total Cash Outflows                                    $           48
                                                           ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


                                                                Powhatan
Legal entity                                                   Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 895,661
Mortgages receivable, net                                        1,457,400
Retained interests                                                       -
Intercompany receivable                                         14,844,687
Due from related parties                                           394,155
Other receivables, net                                           1,944,522
Prepaid expenses and other assets                                   72,658
Investment in joint ventures                                             -
Real estate and development costs                                9,296,987
Property and equipment, net                                         50,550
Intangible assets, net                                                   -
                                                              ------------
                                                              $ 28,956,620
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           1,095,444
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                           5,864
Accrued liabilities                                                520,874
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                               -----------
                                                                 1,622,182

Stockholders' equity                                            27,334,438
                                                               -----------
Total liabilities and equity                                   $28,956,620
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                                Powhatan
Legal entity                                                   Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $    161,936
Interest income                                                      3,221
Other income (loss)                                               (149,932)
                                                              ------------
     Total revenues                                                 15,225
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    16,252
Advertising, sales and marketing                                   154,171
Provision for doubtful accounts                                          -
Loan portfolio expenses                                              1,316
General and administrative                                          16,850
Depreciation and amortization                                        2,291
                                                              ------------
Total costs and operating expenses                                 190,880
                                                              ------------
Income (loss) from operations                                     (175,655)

Interest expense                                                       155
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------
Income (loss) before provision for taxes                          (175,810)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (175,810)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                                Powhatan
Legal entity                                                   Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Cash-Out Program                                              $         -
Encore                                                             16,875
Tour Sales                                                          5,892
Operating Refunds                                                  15,870
Escrow Funds                                                       87,690
                                                              -----------

    Subtotal-Deposit/Collection Inflows                           126,327

Other
-----
Asset Sales                                                             -
                                                              -----------
    Total Cash Inflows                                            126,327
                                                              -----------

Outflows:
--------
Operating-Resorts                                                 169,566
Payroll-Resorts(S&W)                                              262,000
Commissions-Post                                                   50,334
HOA Subsidies & Maintenance Fees                                        -
                                                              -----------

    Total Cash Outflows                                       $   481,899
                                                              -----------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                Resort
                                                              Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                     00-5-6961-JS
                                                           ---------------
Assets:
-------
Cash and cash equivalents                                   $    131,032
Cash in escrow and restricted cash                               565,483
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (5,404,163)
Due from related parties                                        (263,229)
Other receivables, net                                           181,480
Prepaid expenses and other assets                                660,631
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                      686,901
Intangible assets, net                                                 -
                                                           -------------
                                                           $  (3,441,865)
                                                           =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                         4,117,029
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                       260,156
Accrued liabilities                                              104,046
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                           -------------
                                                               4,481,231

Stockholders' equity                                          (7,923,096)
                                                           -------------
Total liabilities and equity                               $  (3,441,865)
                                                           =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                               Resort
                                                              Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                     00-5-6961-JS
                                                           ---------------
Revenues:
--------
Vacation interests sales                                    $  (1,423,480)
Interest income                                                         -
Other income (loss)                                                     -
                                                            -------------
     Total revenues                                            (1,423,480)
                                                            -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                 (338,006)
Advertising, sales and marketing                                  (10,221)
Provision for doubtful accounts                                     1,785
Loan portfolio expenses                                                 -
General and administrative                                            146
Depreciation and amortization                                      14,851
                                                              -----------
Total costs and operating expenses                               (331,445)
                                                              -----------

Income (loss) from operations                                  (1,092,035)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                              -----------

Income (loss) before provision for taxes                       (1,092,035)

Provision for income taxes                                              -
                                                              -----------
Net income (loss)                                             $(1,092,035)
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                Resort
                                                              Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                     00-5-6961-JS
                                                           ----------------

Inflows:
--------

Deposit/Collection
------------------
Encore                                                     $       (2,692)
Ticket Sales                                                       15,000
Operating Refunds                                                       -
                                                            -------------

    Subtotal-Deposit/Collection Inflows                            12,308

Other
-----
Asset Sales                                                             -
                                                           ---------------

    Total Cash Inflows                                             12,308

Outflows:
--------
Operating-Premier                                                   6,840
Operating-Carlsbad                                                 15,369
Operating-Resorts                                                     819
Payroll-Premier                                                     5,000
Payroll-Resorts(S&W)                                               14,000
                                                           --------------
    Total Cash Outflows                                    $       42,028
                                                           --------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,273,387)
Due from related parties                                               -
Other receivables, net                                           317,709
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                              2,124,885
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                             -----------

                                                             $ 1,169,207
                                                             ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                              130,003
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                 130,003

Stockholders' equity                                           1,039,204
                                                             -----------

Total liabilities and equity                                 $ 1,169,207
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                       $       -
Interest income                                                        -
Other income (loss)                                                    -
                                                               ---------
     Total revenues                                                    -
                                                               ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                     (81)
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        10,617
Depreciation and amortization                                          -
                                                               ---------
Total costs and operating expenses                                10,536
                                                               ---------

Income (loss) from operations                                    (10,536)


Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                               ---------

Income (loss) before provision for taxes                         (10,536)


Provision for income taxes                                             -
                                                               ---------
Net income (loss)                                              $ (10,536)
                                                               =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
No cash flow for this entity.


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                         $    -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                                  ------
                                                                  $    -
                                                                  ======
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                                  ------
                                                                       -

Stockholders' equity                                                   -
                                                                  ------

Total liabilities and equity                                      $    -
                                                                  ======


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                        $      -
Interest income                                                        -
Other income (loss)                                                    -
                                                                --------
     Total revenues                                                    -
                                                                --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                                --------
Total costs and operating expenses                                     -
                                                                --------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                                --------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                                --------
Net income (loss)                                               $      -
                                                                ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $     340,856
Cash in escrow and restricted cash                              22,606,901
Mortgages receivable, net                                      219,537,809
Retained interests                                              28,465,049
Intercompany receivable                                       (235,254,059)
Due from related parties                                          (145,809)
Other receivables, net                                             953,086
Prepaid expenses and other assets                                  436,556
Investment in joint ventures                                            (1)
Real estate and development costs                                        -
Property and equipment, net                                        706,428
Intangible assets, net                                           8,890,364
                                                             -------------

                                                             $  46,537,180
                                                             =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           4,720,215
Notes payable subject to compromise                             97,723,258
Accounts payable not subject to compromise                       1,160,099
Accrued liabilities                                                387,006
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                               103,990,578

Stockholders' equity                                           (57,453,398)
                                                             -------------

Total liabilities and equity                                 $  46,537,180
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                     $           -
Interest income                                                  2,315,501
Other income (loss)                                                677,760
                                                             -------------
     Total revenues                                              2,993,261
                                                             -------------
Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    154,787
Loan portfolio expenses                                            621,353
General and administrative                                         (66,567)
Depreciation and amortization                                       19,211
                                                             -------------
Total costs and operating expenses                                 728,784
                                                             -------------

Income (loss) from operations                                    2,264,477

Interest expense                                                   357,080
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------
Income (loss) before provision for taxes                         1,907,397

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $   1,907,397
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow                                                          $  414,020
Sunterra Finance Servicing Fee Income                               89,326
Employee Payroll Deduction Reimbursement                            14,904
                                                                ----------
    Subtotal-Deposit/Collection Inflows                            518,250

Other
-----
Asset Sales                                                              -
                                                                ----------
    Total Cash Inflows                                             518,250
                                                                ----------
Outflows:
---------
Operating-Sunterra Finance                                         485,878
Payroll-Sunterra Finance                                           298,852
                                                                ----------
    Total Cash Outflows                                         $  784,730
                                                                ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $    299,812
Cash in escrow and restricted cash                                  97,845
Mortgages receivable, net                                        1,831,115
Retained interests                                                       -
Intercompany receivable                                        (11,387,297)
Due from related parties                                           233,450
Other receivables, net                                             274,381
Prepaid expenses and other assets                                  320,052
Investment in joint ventures                                             -
Real estate and development costs                                6,523,352
Property and equipment, net                                      5,527,227
Intangible assets, net                                                   -
                                                              ------------

                                                              $  3,719,937
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             872,169
Notes payable subject to compromise                                 16,186
Accounts payable not subject to compromise                         105,021
Accrued liabilities                                                285,478
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,278,854

Stockholders' equity                                             2,441,083
                                                              ------------

Total liabilities and equity                                  $  3,719,937
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
Revenues:                                                     ------------
---------
Vacation interests sales                                         $       -
Interest income                                                     11,942
Other income (loss)                                               (306,577)
                                                                 ---------
     Total revenues                                               (294,635)
                                                                 ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                    10,009
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                 29
General and administrative                                           2,291
Depreciation and amortization                                       42,711
                                                                 ---------
Total costs and operating expenses                                  70,865
                                                                 ---------

Income (loss) from operations                                     (365,500)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                          (365,500)

Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $(365,500)
                                                                 =========


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                           $     213
                                                                 ---------
    Subtotal-Deposit/Collection Inflows                                213


Other
-----
Asset Sales                                                              -
                                                                 ---------

    Total Cash Inflows                                                 213
                                                                 ---------

Outflows:
---------
Operating-Resorts                                                   75,000
                                                                 ---------

    Total Cash Outflows                                          $  75,000
                                                                 ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                           $     -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                    -------
                                                                    $     -
                                                                    =======

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                    -------
                                                                          -

Stockholders' equity                                                      -
                                                                    -------

Total liabilities and equity                                        $     -
                                                                    =======


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                            $     -
Interest income                                                           -
Other income (loss)                                                       -
                                                                    -------
     Total revenues                                                       -
                                                                    -------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                                    -------
Total costs and operating expenses                                        -
                                                                    -------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                    -------
Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                                    -------
Net income (loss)
                                                                    $     -
                                                                    =======


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                        $        -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,099,485
Due from related parties                                                  -
Other receivables, net                                              193,281
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                 ----------

                                                                 $3,292,766
                                                                 ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,496,382
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                           44,192
Accrued liabilities                                                      (3)
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                 ----------
                                                                  1,540,571

Stockholders' equity                                              1,752,195
                                                                 ----------

Total liabilities and equity                                     $3,292,766
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                           $      -
Interest income                                                           -
Other income (loss)                                                       -
                                                                   --------
     Total revenues                                                       -
                                                                   --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                          (31,959)
Depreciation and amortization                                             -
                                                                   --------
Total costs and operating expenses                                  (31,959)
                                                                   --------

Income (loss) from operations                                        31,959


Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                   --------

Income (loss) before provision for taxes                             31,959

Provision for income taxes                                                -
                                                                   --------
Net income (loss)                                                  $ 31,959
                                                                   ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended December 31, 2000

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
    Other-Design International                                   $       -
                                                                 ---------
    Subtotal-Deposit/Collection Inflows                                  -


Other
-----
Asset Sales                                                              -
                                                                 ---------

    Total Cash Inflows                                                   -
                                                                 ---------

Outflows:
---------
Operating-Myrtle Beach                                                   -
                                                                 ---------

Total Cash Outflows                                              $       -
                                                                 ---------
